UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

INVESTMENT COMPANY ACT FILE NUMBER:	811-09237

EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER:	Calamos Advisors Trust

ADDRESS OF PRINCIPAL EXECUTIVE OFFICES:	2020 Calamos Court, Naperville
Illinois 60563-2787

NAME AND ADDRESS OF AGENT FOR SERVICE:	John P Calamos, Sr., Chairman, CEO and Co-CIO
Calamos Advisors LLC,
2020 Calamos Court,
Naperville, Illinois
60563-2787

REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE:	(630) 245-7200

DATE OF FISCAL YEAR END:	December 31, 2011

DATE OF REPORTING PERIOD:	January 1, 2011 through December 31, 2011

ITEM 1. REPORT TO SHAREHOLDERS.

CALAMOS®

Growth and Income Portfolio

ANNUAL REPORT DECEMBER 31, 2011

About Calamos Investments

For more than 30 years, we have helped investors like you manage and build wealth to meet long-term objectives. Because investors have different time horizons, risk tolerances and goals, we offer investment portfolios to suit a variety of asset allocation needs. For example, our mutual funds include equity, fixed income and alternative funds. We offer U.S. funds, as well as global and international choices.

We are dedicated to helping our clients build and protect wealth. We understand when you entrust us with your assets, you also entrust us with your achievements, goals and aspirations. We believe we best honor this trust by making investment decisions guided by integrity, by discipline and by our conscientious research.

We believe that an active, risk-conscious approach is essential for wealth creation. In the 1970s, we pioneered the use of convertible securities as a means to manage risk in volatile markets. We followed with strategies that combine convertibles and stocks, with the aim of participating in equity market upside with potentially less volatility than an all-stock portfolio. In the 1990s, we introduced our first stock fund, which invests in growth companies both large and small.

Across our funds, our investment process seeks to manage risk at multiple levels and draws upon our experience investing through multiple market cycles. In a rapidly changing environment, we believe that this active management is essential.

We are global in our perspective. We believe that globalization offers tremendous opportunities for countries and companies all over the world. In our U.S., global and international portfolios, we seek to capitalize on the potential growth of the global economy.

We believe there are opportunities in all markets. Our history traces back to the 1970s, a period of significant volatility and economic concerns. We have invested through multiple market cycles, each with its own challenges. Out of this experience comes our belief that the flipside of volatility is opportunity.

Letter to Contract Owners

JOHN P. CALAMOS, SR.

CEO/Co-CIO

Dear Contract Owner:

Welcome to your annual report for the 12-month period ended December 31, 2011. In this report, you will find commentary from the Calamos Investment Management Team, as well as a listing of portfolio holdings, financial statements and highlights, and information about the performance and positioning of the Portfolio.

Market Review: An Unusual Time

During 2011, concerns about a slowing global economy and government debt problems proved especially troubling to investors. In the wake of discouraging debt ceiling negotiations, the U.S. saw its government debt downgraded by Standard and Poor’s, while unemployment and housing weakness remained persistent. The euro zone faced far more acute pressures, as its members sought to find a solution to Greece’s troubled balance sheet and anxieties grew about the European banking system as a whole. As the period progressed, investors became increasingly concerned about the potential for a double-dip recession in the U.S. After a significant two-year rally, equities and corporate securities corrected sharply during the third quarter of 2011. In particular, market participants worried that companies with higher earnings growth estimates would face stronger headwinds in a more difficult economic environment. During the fourth quarter, investor sentiment improved and the U.S. equity market rebounded, amid signs of improving economic data.

Overall, the reporting period was characterized by significant market volatility, in what was often referred to as a “risk-on, risk-off” environment. Investors shifted between favoring investments with greater return potential and sensitivity to economic growth (“risk on”) and preferring investments with perceived defensive characteristics (“risk off”). Unfortunately, at many points during the year, fundamental considerations seemed lost along the way, with little differentiation made between companies with good growth characteristics and those without.

The past year has been one of the most abnormal times in the market that I can remember. With strong earnings growth and low interest rates, correlations within the equity market are near a record high. Usually, we see stocks with a wide range of price-to-earnings multiples, determined by companies’ future growth prospects. Not so in the current market environment. Instead, we see similar multiples among fundamentally different companies. Even so, I believe that the most likely outcome is that the

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Letter to Contract Owners

equity market will be efficient again, distinguishing between companies with good growth prospects and those without. As this occurs, I expect growth stocks to benefit. Unfortunately, it’s difficult to time when such a shift would occur, so it’s important to be positioned for the longer term, ahead of the shift. This is what we have sought to do.

We See Opportunity

The global economy faces complex issues that will take time to resolve. We expect continued volatility as these challenges are addressed. Even so, now more than ever, we believe that the global economy and financial markets offer many compelling opportunities for long-term investors who take a highly selective and active approach.

We have positioned the Portfolio to reflect our expectation for slower but positive growth in the U.S. economy, and in the global economy as a whole. Perhaps most importantly, having faced their own debt and banking struggles in the past, the emerging markets remain a powerful engine for growth, one that we believe can create continued opportunities for growth around the world. Also, although the U.S. may not be on a normal trajectory for economic recovery, we see encouraging signs that a healing process has begun. Corporate balance sheets remain strong overall, and we are encouraged by positive earnings announcements.

Our team has identified many U.S. companies that we believe are adapting to the global economic environment with innovation. In particular, we are favoring global growth-oriented companies with geographically diversified revenues, well-recognized global brands, robust distribution networks and experienced management teams. We believe that U.S. multinational companies with healthy balance sheets provide more attractive risk and reward characteristics because they are well positioned to capitalize on the significant growth opportunities that exist, for example, those in emerging markets.

From an investment themes standpoint, we continue to favor companies that we believe are positioned to benefit from corporate capital spending, global infrastructure build-out and the growing prosperity of emerging market consumers. This has led us to companies in a range of sectors, including information technology, energy, and industrials. We also have identified companies in the energy and materials sectors that we believe can benefit from a weaker dollar and from continued government efforts to boost asset values. In contrast, we are cautious about companies that are tied solely to U.S. or European GDP, and those that may be more affected by government debt burdens and a complex regulatory environment, including financials and utilities.

2	CALAMOS GROWTH AND INCOME PORTFOLIO ANNUAL REPORT

Letter to Contract Owners

We Take an Active, Independent Approach

As I mentioned earlier, the recent investment environment has been unusual. However, I believe that there is growth potential in all market environments, and that volatility can create opportunity for those who take a long-term and disciplined approach. For example, the valuations of many growth-oriented equities are compelling by a number of our measures.

As we invest on behalf of the Portfolio’s unit holders, we seek to be ahead of the curve and global in our perspective. We believe our active approach has been instrumental to the results we have achieved over full market cycles, and that our experience and proprietary research will help us to identify the risks in the markets and to understand the opportunities of a rapidly evolving investment landscape.

We thank you for your continued trust.

Sincerely,

John P. Calamos, Sr.

CEO and Co-CIO,

Calamos Advisors LLC

The information contained herein is based on internal research derived from various sources and does not purport to be statements of all material facts relating to the securities mentioned. The information contained herein, while not guaranteed as to the accuracy or completeness, has been obtained from sources we believe to be reliable. There are certain risks involved with investing in convertible securities in addition to market risk, such as call risk, dividend risk, liquidity risk and default risk, that should be carefully considered prior to investing. The opinions referenced are as of the date of publication and are subject to change due to changes in the market or economic conditions and may not necessarily come to pass. This information is being provided for informational purposes only and should not be considered investment advice or an offer to buy or sell any security in the Portfolio.

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Investment Team Discussion

SECTOR WEIGHTINGS
Information Technology	35.5%
Health Care	11.2
Energy	10.8
Materials	8.5
Industrials	8.1
Financials	5.1
Consumer Staples	4.1
Consumer Discretionary	3.7

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds, or broad based index hedging securities the portfolio may hold.

CALAMOS GROWTH AND INCOME PORTFOLIO

INVESTMENT TEAM DISCUSSION

The Calamos Investment Management Team, led by Co-Chief Investment Officers John P. Calamos, Sr. and Nick P. Calamos, CFA, discusses the Portfolio’s performance, strategy and positioning during the year ended December 31, 2011.

Q.  Please provide an overview.

A.   Calamos Growth and Income Portfolio seeks to keep a consistent balance of risk and reward through full market cycles. As we focus on managing volatility, we endeavor to participate in a greater portion of equity market upside than downside. We invest in equities, convertible securities and bonds issued primarily by U.S.-based companies. We currently emphasize companies with global presence and geographically diversified revenues that we believe are positioned to capitalize on global economic growth and global secular trends.

Q.  Please discuss the Portfolio’s low-volatility* characteristics.

A.  We believe the Portfolio’s historical low-volatility characteristics are a by-product of our investment style and focus on participating in equity market upside with less volatility than the market as a whole. Beta is one popular statistic for measuring volatility. Beta considers a portfolio’s historic volatility versus the market, which is assigned a beta of 1.0. A portfolio with half the volatility of the market would have a beta of 0.5, while a portfolio with at beta of 2.0 would have been twice as volatile as the market.

Since its inception, the Portfolio has had a beta of 0.71 versus the S&P 500 Index1. The Portfolio has therefore outperformed the broader equity market, as measured by the S&P 500 Index, with less volatility than the equity markets. Please note that past performance does not indicate future results and that beta is one of many measures of risk.

*	The Portfolio’s historical performance has exhibited lower volatility, as measured by beta and standard deviation, over the life of the Portfolio. The Portfolio’s investment objective does not seek to reduce volatility, and as a result, the Portfolio may experience volatility in some conditions. (Source for beta and standard deviation data is Mellon Analytic Solutions, LLC.)

4	CALAMOS GROWTH AND INCOME PORTFOLIO ANNUAL REPORT

Investment Team Discussion

GROWTH OF $10,000 FOR 10 YEAR PERIOD ENDED 12/31/11

AVERAGE ANNUAL TOTAL RETURN† FOR THE PERIOD ENDED 12/31/11

1 YEAR	3 YEARS	5 YEARS	10 YEARS
-1.87%	15.15%	2.56%	5.95%

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Returns are net of all fees and expenses incurred by the Portfolio.

†	Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average, assuming reinvestment of income and capital gain distributions. Returns do not reflect sales charges, expenses and fees assessed in connection with the variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return to the contract or policy owner.

1	The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. Source: Lipper, Inc.
2	The Value Line Convertible Index is an equally-weighted index of the larger convertibles, representing 90% of the U.S. convertible securities market. Source: Mellon Analytical Solutions, Inc.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

Q.  What factors influenced performance over the reporting period?

A.  We have positioned the Portfolio to be significantly underweight to the financial sector relative to the S&P 500 Index. This underweight position, in addition to better security selection, contributed the most to the Portfolio’s performance during the period. Our decision to avoid companies in the diversified financial services industry added the most value as stocks in this industry continued to significantly lag the market. We remain cautious in regard to the sector as a whole, due to increased regulations globally and the significant business risks that we believe remain in many financial institutions. We have found companies that have met our criteria, however. Recently, we have favored investment in strong, globally diversified asset managers and selected insurers that we believe have lower underlying credit risk.

Security selection in the information technology sector also added value over the one-year period versus the S&P 500 Index. Portfolio holdings within the application software and semiconductors industries were especially strong. We favor the sector, the largest allocation within the portfolio, due to its higher growth potential, relatively stronger balance sheets and the attractive valuations we have found. Also, the sector continues to profit from a number of long-term growth themes, including the increased demand

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Investment Team Discussion

for information and entertainment. Additionally, many technology firms deliver productivity enhancers for businesses and individuals, which is critical in an increasingly competitive global environment.

In contrast, security selection in the energy sector detracted the most from the Portfolio’s returns for the one-year period. In particular, security selection in the oil-and-gas exploration-and-production industry was hindered. Additionally, the Portfolio’s underweight position in the integrated oil-and-gas industry proved disadvantageous during the reporting period. We believe there are significant long-term growth catalysts within the energy sector, which is one of the largest allocations within the Portfolio. However, we have taken a selective approach. We have preferred higher growth, more specialized, “best-of-breed” companies. Generally, these underperformed the largest capitalization companies during the period, many of which were integrated oil-and-gas companies. We have conviction in our holdings and expect them to benefit from robust demand for energy resources within emerging market regions, as well as from global stimulus and reflation efforts.

Security selection within the health care sector hindered relative performance over the one-year period. Most notably, Portfolio holdings within the pharmaceuticals industry trailed those of the benchmark. Within the sector as a whole, we tend to favor those companies within the tools and services, equipment and health care technology industries, as these areas are less affected by direct government regulation and budget constraints versus other types of health care companies.

Q.  How is the Portfolio positioned?

A.  Against a backdrop of a low-growth economic environment and considerable uncertainty regarding the future of the euro zone, our view is that that the Fed and other global central banks will remain accommodative and do what is necessary to support financial markets. Over recent months, we have seen more coordinated global action, and while the extent of reflation is as-yet unknown, we believe much more will come over the next few quarters. To take advantage of this macro trend, we have positioned the Portfolio with a greater emphasis on cyclical sectors.

Among the positioning changes we made during recent months, we increased the Portfolio’s allocations to the materials and energy sectors. We expect these sectors to benefit from a global reflation trend and our analysis indicates high relative growth and attractive valuations. We reduced the Portfolio’s exposure to the consumer staples and financials sectors, as we have found more attractive growth opportunities in other market sectors. We are generally avoiding investment in companies that we believe are most affected by government debt burdens and a complex regulatory environment.

We currently favor companies with global demand drivers and business strategies, strong brands, higher quality balance sheets, access to capital and experienced management. We seek to invest in businesses poised to benefit from U.S. manufacturing growth, increased capital spending in technologies, the global infrastructure build-out and the rise of emerging market consumers.

In addition to equities, this Portfolio invests in equity-sensitive securities, such as convertible securities. During the period, we favored convertible securities offering a combination of equity participation and downside resilience. With respect to credit quality, we continued to favor convertibles with relatively higher credit weightings, with low exposure to single-B rated issues and no holdings rated CCC or below as of the

6	CALAMOS GROWTH AND INCOME PORTFOLIO ANNUAL REPORT

Investment Team Discussion

period-end. During the period, we increased the Portfolio’s stake in synthetic convertible bonds, in order to increase overall portfolio credit quality and income, as well as to create access to certain companies that do not have a convertible bond available.

Q.   What is your outlook for this Portfolio?

A.   We believe the Portfolio is advantageously positioned. We see considerable growth potential for U.S. multinational companies. Our analysis indicates that valuations of many growth-oriented companies are trading at significant discounts to historic averages and we believe equities and equity-sensitive convertible securities offer access to this well-priced growth. We continue to find compelling opportunities in companies positioned to benefit from central bank reflation efforts, the global infrastructure build-out and the growing presence of middle class consumers within emerging economies.

However, we believe that market volatility will continue and that economic growth will proceed at varying paces around the world. This is the sort of environment where we believe risk management and a highly selective approach remain particularly important. In this dynamic investment landscape, we continue to rely heavily on our experience, global perspective and risk-aware approach. We believe the thoughtful use of equity and equity-sensitive securities will continue to provide an attractive risk-reward for long-term investors. In so doing, we will pursue our goal to access much of the upside of the U.S. equity market while aiming to reduce volatility versus the broad market over a full market cycle.

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Expense Overview

EXPENSE OVERVIEW

As a contract or policy owner, you incur certain costs. Because the Portfolio is a funding vehicle for annuities, policies and eligible plans, you may also incur sales charges and other fees related to your annuity, policy or eligible plan. In addition, the Portfolio incurs transaction costs and ongoing costs, including management fees, and other fund expenses, such as audit, legal and custodian fees.

The examples in this report are based on an investment of $1,000 made at the beginning of the period and held for the entire period from July 1, 2011 to December 31, 2011. It is intended to help you understand the ongoing cost associated with investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

There are two parts to the examples table:

Actual

In this part of the table, you’ll see the actual expenses you would have paid on a $1,000 investment made at the beginning of the period and held for the entire period from July 1, 2011 through December 31, 2011, the period covered by this report. This table also shows the actual returns, after expenses, you would have earned during that time. This table can help you estimate your own expenses. For example, if you invested $8,600 in the Portfolio, simply divide $8,600 by $1,000, then multiply that result by the figure in the “Actual Expenses per $1,000” row. In this example, you would multiply 8.6 by the figure.

Hypothetical

In this part of the table, you’ll see the hypothetical expenses you would have paid on a $1,000 investment from July 1, 2011 through December 31, 2011 and the hypothetical returns, after expenses, you would have earned during that time. The Securities and Exchange Commission (SEC) has established the guidelines for this table, including the assumed 5% annual rate of return before expenses, which is what you’ll see in the table. Note that this table will not help you determine your own expenses, but will help you compare expenses of the Portfolio to the expenses of other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not include any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactions costs were included, your costs would have been higher.

8	CALAMOS GROWTH AND INCOME PORTFOLIO ANNUAL REPORT

Expense Overview

The actual and hypothetical examples assume a $1,000 investment at the beginning of the period, July 1, 2011 and held through December 31, 2011
Actual Expenses per $1,000*	$6.97
Actual – Ending Balance	$932.90

Hypothetical Expenses per $1,000*	$7.27
Hypothetical – Ending Value	$1,018.00

Annualized expense ratio	1.43%

*	Expenses are equal to the Portfolio’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365.

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Schedule of Investments    December 31, 2011

PRINCIPAL AMOUNT			VALUE

CONVERTIBLE BONDS (34.0%)
		Consumer Discretionary (2.0%)
140,000		International Game Technology 3.250%, 05/01/14	$166,425
160,000		Liberty Media Corp. (Viacom, CBS Corp. - Class B)§ 3.250%, 03/15/31	128,600
201,000		Omnicom Group, Inc. 0.000%, 07/01/38	213,060

			508,085

		Energy (0.7%)
130,000		Chesapeake Energy Corp. 2.500%, 05/15/37	116,513
7,000		Pioneer Natural Resources Company 2.875%, 01/15/38	10,771
		Technip, SA
27,100	EUR	0.500%, 01/01/16	32,090
19,400	EUR	0.250%, 01/01/17	24,481

			183,855

		Financials (0.5%)
110,000		Leucadia National Corp. 3.750%, 04/15/14	122,513

		Health Care (6.7%)
50,000		Akorn, Inc.* 3.500%, 06/01/16	72,375
250,000		Amgen, Inc. 0.375%, 02/01/13	252,188
120,000		Endo Pharmaceuticals Holdings, Inc. 1.750%, 04/15/15	157,650
		Gilead Sciences, Inc.
370,000		1.625%, 05/01/16	423,187
100,000		1.000%, 05/01/14	110,000
125,000		Hologic, Inc.‡ 2.000%, 12/15/37	137,344
150,000		Illumina, Inc.* 0.250%, 03/15/16	120,938
103,000		Salix Pharmaceuticals, Ltd. 2.750%, 05/15/15	133,771
240,000		Shire, PLC 2.750%, 05/09/14	284,805

			1,692,258

		Industrials (3.4%)
190,000		AGCO Corp. 1.250%, 12/15/36	239,162
135,000		Chart Industries, Inc. 2.000%, 08/01/18	143,269
340,000		Danaher Corp. 0.000%, 01/22/21	465,800

			848,231

PRINCIPAL AMOUNT			VALUE

		Information Technology (16.1%)
275,000		Electronic Arts, Inc.* 0.750%, 07/15/16	$268,468
645,000		EMC Corp. 1.750%, 12/01/13	928,800
100,000		Equinix, Inc. 2.500%, 04/15/12	103,750
330,000		Intel Corp. 3.250%, 08/01/39	414,975
		Lam Research Corp.*
190,000		0.500%, 05/15/16	179,075
100,000		1.250%, 05/15/18	94,250
360,000		Nuance Communications, Inc.* 2.750%, 11/01/31	388,350
65,000		RightNow Technologies, Inc. 2.500%, 11/15/30	93,925
110,000		Rovi Corp. 2.625%, 02/15/40	110,000
390,000		SanDisk Corp. 1.500%, 08/15/17	461,175
240,000		Symantec Corp. 1.000%, 06/15/13	268,500
175,000		Take-Two Interactive Software, Inc.* 1.750%, 12/01/16	170,844
220,000		VeriFone Systems, Inc. 1.375%, 06/15/12	226,600
250,000		Xilinx, Inc. 2.625%, 06/15/17	318,750

			4,027,462

		Materials (4.6%)
75,000		Allegheny Technologies, Inc. 4.250%, 06/01/14	105,281
330,000		Goldcorp, Inc. 2.000%, 08/01/14	405,487
		Newmont Mining Corp.
210,000		1.250%, 07/15/14	292,950
200,000		1.625%, 07/15/17	289,500
50,000		3.000%, 02/15/12	65,938

			1,159,156

		TOTAL CONVERTIBLE BONDS (Cost $7,824,348)	8,541,560

SYNTHETIC CONVERTIBLE SECURITIES (10.4%)
Sovereign Bonds (9.9%)
42,000	BRL	Federal Republic of Brazil 10.000%, 01/01/12	235,979
		Government of Canada
425,000	CAD	2.000%, 12/01/14	428,755
110,000	CAD	2.000%, 06/01/16	111,482
		Government of New Zealand
170,000	NZD	6.000%, 04/15/15	146,023
160,000	NZD	6.500%, 04/15/13	130,917

10	CALAMOS GROWTH AND INCOME PORTFOLIO ANNUAL REPORT	See accompanying Notes to Schedule of Investments

Schedule of Investments    December 31, 2011

PRINCIPAL AMOUNT			VALUE

		Government of Singapore
210,000	SGD	1.125%, 04/01/16	$165,469
165,000	SGD	1.375%, 10/01/14	130,196
128,000	SGD	2.375%, 04/01/17	106,520
		Kingdom of Norway
1,400,000	NOK	4.250%, 05/19/17	261,370
650,000	NOK	5.000%, 05/15/15	120,826
635,000	NOK	6.500%, 05/15/13	113,503
3,425,000	SEK	Kingdom of Sweden 3.000%, 07/12/16	540,293

		TOTAL SOVEREIGN BONDS	2,491,333

NUMBER OF CONTRACTS			VALUE

Purchased Options (0.5%) #
		Consumer Discretionary (0.3%)
40		Coach, Inc. Call, 01/19/13, Strike $55.00	51,000
3		Priceline.com, Inc. Call, 01/19/13, Strike $465.00	24,195

			75,195

		Energy (0.0%)
42		Chesapeake Energy Corp. Call, 01/19/13, Strike $30.00	6,426

		Information Technology (0.2%)
7		Apple, Inc. Call, 01/19/13, Strike $395.00	45,028

		TOTAL PURCHASED OPTIONS	126,649

		TOTAL SYNTHETIC CONVERTIBLE SECURITIES (Cost $2,526,108)	2,617,982

NUMBER OF SHARES			VALUE
CONVERTIBLE PREFERRED STOCKS (5.8%)
		Energy (3.9%)
9,500		Apache Corp. 6.000%	515,660
450		Chesapeake Energy Corp.* 5.750%	445,537

			961,197

		Financials (1.9%)
4,900		Affiliated Managers Group, Inc. 5.150%	194,775
270		Wells Fargo & Company 7.500%	287,415

			482,190

		TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $1,427,133)	1,443,387

NUMBER OF SHARES			VALUE

COMMON STOCKS (46.7%)
		Consumer Discretionary (1.4%)
2,100		Amazon.com, Inc.#~	$363,510

		Consumer Staples (4.1%)
6,600		Coca-Cola Company~	461,802
4,125		Mead Johnson Nutrition Company	283,511
4,800		Wal-Mart Stores, Inc.	286,848

			1,032,161

		Energy (6.2%)
10,750		Baker Hughes, Inc.	522,880
6,500		Helmerich & Payne, Inc.	379,340
3,100		Occidental Petroleum Corp.	290,470
5,000		Patterson-UTI Energy, Inc.	99,900
4,000		Schlumberger, Ltd.	273,240

			1,565,830

		Financials (2.7%)
2,500		Franklin Resources, Inc.	240,150
7,500		T. Rowe Price Group, Inc.	427,125

			667,275

		Health Care (4.5%)
2,900		Biogen Idec, Inc.#	319,145
4,400		Johnson & Johnson~	288,552
7,426		Merck & Company, Inc.	279,960
2,200	DKK	Novo Nordisk, A/S - Class B	252,743

			1,140,400

		Industrials (4.7%)
14,500	CHF	ABB, Ltd.#	272,401
5,000		Dover Corp.	290,250
14,000		Eaton Corp.	609,420

			1,172,071

		Information Technology (19.2%)
7,250		Accenture, PLC - Class A	385,917
7,000		Autodesk, Inc.#	212,310
3,000		Check Point Software Technologies, Ltd.#	157,620
17,000		Cisco Systems, Inc.	307,360
16,500		Dell, Inc.#	241,395
19,175		eBay, Inc.#~	581,578
5,500		Intel Corp.	133,375
725		MasterCard, Inc. - Class A	270,295
19,405		Microsoft Corp.	503,754
27,400		Oracle Corp.	702,810
12,500		QUALCOMM, Inc.	683,750
6,700		Teradata Corp.#	325,017
19,200		Yahoo!, Inc.#	309,696

			4,814,877

See accompanying Notes to Schedule of Investments	www.calamos.com	11

Schedule of Investments    December 31, 2011

NUMBER OF SHARES		VALUE

	Materials (3.9%)
10,500	Barrick Gold Corp.	$475,125
10,000	Freeport-McMoRan Copper & Gold, Inc.	367,900
2,650	Mosaic Company	133,640

		976,665

	TOTAL COMMON STOCKS (Cost $10,594,641)	11,732,789

SHORT TERM INVESTMENT (2.9%)
714,894	Fidelity Prime Money Market Fund - Institutional Class (Cost $714,894)	714,894

TOTAL INVESTMENTS (99.8%) (Cost $23,087,124)		25,050,612

OTHER ASSETS, LESS LIABILITIES (0.2%)		54,632

NET ASSETS (100.0%)		$25,105,244

NUMBER OF CONTRACTS		VALUE
WRITTEN OPTIONS (-0.1%) #
	Consumer Discretionary (0.0%)
10	Amazon.com, Inc. Call, 04/21/12, Strike $225.00	(1,920)

	Information Technology (-0.1%)
17	Autodesk, Inc. Call, 04/21/12, Strike $40.00	(646)
95	eBay, Inc. Call, 04/21/12, Strike $35.00	(5,842)
4	MasterCard, Inc. Call, 04/21/12, Strike $400.00	(5,500)

		(11,988)

	TOTAL WRITTEN OPTIONS (Premium $49,811)	(13,908)

FORWARD FOREIGN CURRENCY CONTRACTS

COUNTERPARTY	SHORT CONTRACTS	SETTLEMENT DATE	LOCAL CURRENCY	CURRENT VALUE	UNREALIZED GAIN/LOSS
Citibank N.A.	British Pound Sterling	01/19/12	534,000	$829,195	$15,964
Citibank N.A.	Canadian Dollar	01/19/12	42,000	41,212	191
Barclays Bank PLC	Canadian Dollar	01/19/12	9,000	8,831	45
Citibank N.A.	Danish Krone	01/19/12	1,291,000	224,800	14,912
UBS AG	European Monetary Unit	01/19/12	33,000	42,714	2,130
Northern Trust Company	European Monetary Unit	01/19/12	8,000	10,355	18
Citibank N.A.	New Taiwanese Dollar	01/19/12	4,617,000	152,529	885
Northern Trust Company	Swiss Franc	01/19/12	240,000	255,574	11,988

					$46,133

COUNTERPARTY	LONG CONTRACTS	SETTLEMENT DATE	LOCAL CURRENCY	CURRENT VALUE	UNREALIZED GAIN/LOSS
UBS AG	British Pound Sterling	01/19/12	91,000	$141,305	$(2,349)
Northern Trust Company	British Pound Sterling	01/19/12	146,000	226,709	(2,199)
Citibank N.A.	British Pound Sterling	01/19/12	160,000	248,448	454
UBS AG	Canadian Dollar	01/19/12	41,000	40,231	204
Citibank N.A.	Canadian Dollar	01/19/12	10,000	9,812	(37)
Credit Suisse	New Taiwanese Dollar	01/19/12	2,483,000	82,029	(380)
Bank of America N.A.	New Taiwanese Dollar	01/19/12	2,134,000	70,500	(563)
Citibank N.A.	Swiss Franc	01/19/12	25,000	26,622	(575)

					$(5,445)

NOTES TO SCHEDULE OF INVESTMENTS

§      Securities exchangeable or convertible into securities of one or more entities that are different than the issuer. Each entity is identified in the parenthetical.
*      Securities issued and sold pursuant to a Rule 144A transaction are excepted from the registration requirement of the Securities Act of
1933, as amended. These securities may only be sold to qualified institutional buyers (“QIBs”), such as the fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration
requirements. At December 31, 2011, the value of 144A securities that could not be exchanged to the registered form is $1,739,837 or 6.9%
of net assets.
‡     Variable rate or step bond security. The rate shown is the rate in effect at December 31, 2011.
#      Non-income producing security.
~     Security, or portion of security, is segregated as collateral (or potential collateral for future transactions) for written options. The aggregate value of such securities is $425,961.

FOREIGN CURRENCY ABBREVIATIONS

BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
DKK	Danish Krone
EUR	European Monetary Unit
NOK	Norwegian Krone
NZD	New Zealand Dollar
SEK	Swedish Krona
SGD	Singapore Dollar

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars. The principal amount for such securities is shown in the respective foreign currency. The date on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.

12	CALAMOS GROWTH AND INCOME PORTFOLIO ANNUAL REPORT	See accompanying Notes to Financial Statements

Statement of Assets and Liabilities    December 31, 2011

ASSETS
Investments in securities, at value (cost $23,087,124)	$25,050,612
Unrealized appreciation on forward foreign currency contracts	44,592
Receivables:
Accrued interest and dividends	78,802
Investments sold	6,180
Portfolio shares sold	18,225
Prepaid expenses	284
Other assets	62,701

Total assets	25,261,396

LIABILITIES
Options written, at value (premium $49,811)	13,908
Unrealized depreciation on forward foreign currency contracts	3,904
Payables:
Investments purchased	6,468
Portfolio shares redeemed	32
Affiliates:
Investment advisory fees	16,161
Deferred compensation to trustees	62,701
Financial accounting fees	246
Trustees’ fees and officer compensation	449
Other accounts payable and accrued liabilities	52,283

Total liabilities	156,152

NET ASSETS	$25,105,244

COMPOSITION OF NET ASSETS
Paid in capital	$23,468,928
Undistributed net investment income (loss)	(228,210)
Accumulated net realized gain (loss) on investments, foreign currency transactions and written options	(174,301)
Unrealized appreciation (depreciation) of investments, foreign currency translations and written options	2,038,827

NET ASSETS	$25,105,244

Shares outstanding (no par value; unlimited number of shares authorized)	1,872,232
Net asset value and redemption price per share	$13.41

See accompanying Notes to Financial Statements	www.calamos.com	13

Statement of Operations    Year Ended December 31, 2011

INVESTMENT INCOME
Interest	$429,053
Dividends	292,067
Dividend taxes withheld	(4,096)

Total investment income	717,024

EXPENSES
Investment advisory fees	200,604
Audit fees	56,600
Legal fees	37,566
Printing and mailing fees	28,120
Custodian fees	14,349
Trustees’ fees and officer compensation	13,813
Accounting fees	12,918
Transfer agent fees	5,718
Financial accounting fees	3,046
Other	4,273

Total expenses	377,007

NET INVESTMENT INCOME (LOSS)	340,017

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments, excluding purchased options	2,639,980
Purchased options	(3,450)
Foreign currency transactions	(50,755)
Written options	3,792
Change in net unrealized appreciation/(depreciation) on:
Investments, excluding purchased options	(3,390,147)
Purchased options	(77,851)
Foreign currency translations	38,827
Written options	35,903

NET GAIN (LOSS)	(803,701)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(463,684)

14	CALAMOS GROWTH AND INCOME PORTFOLIO ANNUAL REPORT	See accompanying Notes to Financial Statements

Statements of Changes in Net Assets

	Year Ended December 31, 2011	Year Ended December 31, 2010
OPERATIONS
Net investment income (loss)	$340,017	$405,452
Net realized gain (loss)	2,589,567	(87,978)
Change in unrealized appreciation/(depreciation)	(3,393,268)	2,355,195

Net increase (decrease) in net assets resulting from operations	(463,684)	2,672,669

DISTRIBUTIONS TO SHAREHOLDERS
Net investment income	(400,007)	(500,019)

Total distributions	(400,007)	(500,019)

CAPITAL SHARE TRANSACTIONS
Issued	4,596,499	4,041,436
Issued in reinvestment of distributions	400,007	500,019
Redeemed	(5,601,864)	(6,008,088)

Net increase (decrease) in net assets from capital share transactions	(605,358)	(1,466,633)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(1,469,049)	706,017

NET ASSETS
Beginning of year	$26,574,293	$25,868,276

End of year	25,105,244	26,574,293

Undistributed net investment income (loss)	$(228,210)	$(103,244)

CAPITAL SHARE TRANSACTIONS
Shares issued	324,893	312,661
Shares issued in reinvestment of distributions	29,512	39,678
Shares redeemed	(396,387)	(476,822)

Net increase (decrease) in capital shares outstanding	(41,982)	(124,483)

See accompanying Notes to Financial Statements	www.calamos.com	15

Notes to Financial Statements

Note 1 – Organization and Significant Accounting Policies

Organization.  CALAMOS ADVISORS TRUST (the “Trust”), a Massachusetts business trust organized February 17, 1999, consists of a single series, Calamos Growth and Income Portfolio (the “Portfolio”), and commenced operations on May 19, 1999. The Trust currently offers the Portfolio’s shares to certain life insurance companies for allocation to certain separate accounts established for the purpose of funding qualified and non-qualified variable annuity contracts and variable life insurance contracts. The Portfolio seeks high long-term total return through growth and current income.

Portfolio Valuation.  The valuation of the Portfolio’s investments is in accordance with policies and procedures adopted by and under the ultimate supervision of the board of trustees.

Portfolio securities that are traded on U.S. securities exchanges, except option securities, are valued at the last current reported sales price at the time the Portfolio determines its net asset value (“NAV”). Securities traded in the over-the-counter market and quoted on The NASDAQ Stock Market are valued at the NASDAQ Official Closing Price, as determined by NASDAQ, or lacking a NASDAQ Official Closing Price, the last current reported sale price on NASDAQ at the time the Portfolio determines its NAV.

When a last sale or closing price is not available, equity securities, other than option securities, that are traded on a U.S. securities exchange and other equity securities traded in the over-the-counter market are valued at the mean between the most recent bid and asked quotations in accordance with guidelines adopted by the board of trustees. Each option security traded on a U.S. securities exchange is valued at the mid-point of the consolidated bid/ask quote for the option security, also in accordance with guidelines adopted by the board of trustees. Each over-the-counter option that is not traded through the Options Clearing Corporation is valued based on a quotation provided by the counterparty to such option under the ultimate supervision of the board of trustees.

Fixed income securities, certain convertible preferred securities, and non-exchange traded derivatives are normally valued by independent pricing services or by dealers or brokers who make markets in such securities. Valuations of such fixed income securities, certain convertible preferred securities, and non-exchange traded derivatives consider yield or price of equivalent securities of comparable quality, coupon rate, maturity, type of issue, trading characteristics and other market data and do not rely exclusively upon exchange or over-the-counter prices.

Trading on European and Far Eastern exchanges and over-the-counter markets is typically completed at various times before the close of business on each day on which the New York Stock Exchange (“NYSE”) is open. Each security trading on these exchanges or over-the-counter markets may be valued utilizing a systematic fair valuation model provided by an independent pricing service approved by the board of trustees. The valuation of each security that meets certain criteria in relation to the valuation model is systematically adjusted to reflect the impact of movement in the U.S. market after the foreign markets close. Securities that do not meet the criteria, or that are principally traded in other foreign markets, are valued as of the last reported sale price at the time the Portfolio determines its NAV, or when reliable market prices or quotations are not readily available, at the mean between the most recent bid and asked quotations as of the close of the appropriate exchange or other designated time. Trading of foreign securities may not take place on every NYSE business day. In addition, trading may take place in various foreign markets on Saturdays or on other days when the NYSE is not open and on which the Portfolio’s NAV is not calculated.

If the pricing committee determines that the valuation of a security in accordance with the methods described above is not reflective of a fair value for such security, the security is valued at a fair value by the pricing committee, under the ultimate supervision of the board of trustees, following the guidelines and/or procedures adopted by the board of trustees.

The Portfolio also may use fair value pricing, pursuant to guidelines adopted by the board of trustees and under the ultimate supervision of the board of trustees, if trading in the security is halted or if the value of a security it holds is materially affected by events occurring before the Portfolio’s pricing time but after the close of the primary market or exchange on which the security is listed. Those procedures may utilize valuations furnished by pricing services approved by the board of trustees, which may be based on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders, a computerized matrix system, or appraisals derived from information concerning the securities or similar securities received from recognized dealers in those securities.

16	CALAMOS GROWTH AND INCOME PORTFOLIO ANNUAL REPORT

Notes to Financial Statements

When fair value pricing of securities is employed, the prices of securities used by the Portfolio to calculate its NAV may differ from market quotations or official closing prices. In light of the judgment involved in fair valuations, there can be no assurance that a fair value assigned to a particular security is accurate.

Investment Transactions.  Investment transactions are recorded on a trade date basis. Net realized gains and losses from investment transactions are reported on an identified cost basis. Interest income is recognized using the accrual method and includes accretion of original issue and market discount and amortization of premium. Dividend income is recognized on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information becomes available after the ex-dividend date.

Foreign Currency Translation.  Values of investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using a rate quoted by a major bank or dealer in the particular currency market, as reported by a recognized quotation dissemination service.

The Portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign currency gains or losses arise from disposition of foreign currency, the difference in the foreign exchange rates between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the ex-date or accrual date and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies held at period end.

Allocation of Expenses Among Funds.  Expenses directly attributable to the Portfolio are charged to the Portfolio; certain other common expenses of Calamos Advisors Trust, Calamos Investment Trust, Calamos Convertible Opportunities and Income Fund, Calamos Convertible and High Income Fund, Calamos Strategic Total Return Fund, Calamos Global Total Return Fund and Calamos Global Dynamic Income Fund are allocated proportionately among each fund to which the expenses relate in relation to the net assets of each fund or on another reasonable basis.

Use of Estimates.  The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimates.

Income Taxes.  No provision has been made for U.S. income taxes because the Trust’s policy is to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended, and distribute to shareholders substantially all of the Portfolio’s taxable income and net realized gains.

Dividends and distributions paid to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. To the extent these “book/tax” differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. These differences are primarily due to differing treatments for foreign currency transactions, contingent payment debt instruments and methods of amortizing and accreting on fixed income securities. The Portfolio also may treat a portion of the proceeds from each redemption of capital shares as a distribution of taxable net investment income and/or realized capital gain. The financial statements are not adjusted for temporary differences.

The Portfolio recognized no liability for uncertain tax positions. A reconciliation is not provided as the beginning and ending amounts of unrecognized benefits are zero, with no interim additions, reductions or settlements. Tax years 2008—2011 remain subject to examination by the U.S. and the State of Illinois tax jurisdictions.

Indemnifications.  Under the Trust’s organizational documents, the Trust is obligated to indemnify its officers and trustees against certain liabilities incurred by them by reason of having been an officer or trustee of the Trust. In addition, in the normal course of business, the Trust may enter into contracts that provide general indemnifications to other parties. The Portfolio’s maximum exposure

www.calamos.com	17

Notes to Financial Statements

under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. Currently, the Portfolio’s management expects the risk of material loss in connection to a potential claim to be remote.

Note 2 – Investment Adviser and Transactions With Affiliates Or Certain Other Parties

Pursuant to an investment advisory agreement with Calamos Advisors LLC (“Calamos Advisors”), the Portfolio pays a monthly investment advisory fee based on the average daily net assets of the Portfolio at the annual rate of 0.75%.

Pursuant to a financial accounting services agreement, during the period the Portfolio paid Calamos Advisors a fee for financial accounting services payable monthly at the annual rate of 0.0175% on the first $1 billion of combined assets, 0.0150% on the next $1 billion of combined assets and 0.0110% on combined assets above $2 billion (for purposes of this calculation “combined assets” means the sum of the total average daily net assets of Calamos Investment Trust and Calamos Advisors Trust and the total average weekly managed assets of Calamos Convertible and High Income Fund, Calamos Strategic Total Return Fund, Calamos Convertible Opportunities and Income Fund, Calamos Global Total Return Fund and Calamos Global Dynamic Income Fund). Financial accounting services include, but are not limited to, the following: managing expenses and expense payment processing; monitoring the calculation of expense accrual amounts; calculating, tracking and reporting tax adjustments on all assets; and monitoring trustee deferred compensation plan accruals and valuations. The Portfolio pays its pro rata share of the financial accounting services fee payable to Calamos Advisors based on its relative portion of combined assets used in calculating the fee.

The Portfolio reimburses Calamos Advisors for a portion of compensation paid to the Trust’s Chief Compliance Officer. This compensation is reported as part of “Trustees’ fees and officer compensation” expense on the Statement of Operations.

Pursuant to an agreement with US Bancorp Fund Services, LLC, the Portfolio’s transfer agent (“US Bancorp”), Calamos Financial Services LLC (“CFS”) provides certain shareholder administrative services to US Bancorp. CFS receives from US Bancorp an annual aggregate fee of $175,000, paid in monthly installments, for providing these services which relate to Calamos Advisors Trust and Calamos Investment Trust. Also, US Bancorp pays license fees to unaffiliated third parties for CFS’ utilization of certain transfer agent and phone systems in providing the shareholder administrative services. The fees paid to CFS and the payment of license fees to third parties are borne by US Bancorp. The Portfolio has not assumed or incurred any additional expenses in connection with CFS providing these services to US Bancorp, and the transfer agency fees payable by the Portfolio to US Bancorp have not increased as a result thereof.

A trustee and certain officers of the Trust are also officers and directors of CFS and Calamos Advisors. Such trustee and officers serve without direct compensation from the Trust. The Portfolio’s Statement of Additional Information contains additional information about the Portfolio’s trustees and is available upon request without charge by calling our toll free number 800.582.6959.

The Trust has adopted a deferred compensation plan (the “Plan”). Under the Plan, a trustee who is not an “interested person” (as defined in the 1940 Act) and has elected to participate in the Plan (a “participating trustee”) may defer receipt of all or a portion of his compensation from the Trust. The deferred compensation payable to the participating trustee is credited to the trustee’s deferral account as of the business day such compensation would have been paid to the participating trustee. The value of amounts deferred for a participating trustee is determined by reference to the change in value of Class I shares of one or more funds of Calamos Investment Trust designated by the participant. The value of the account increases with contributions to the account or with increases in the value of the measuring shares, and the value of the account decreases with withdrawals from the account or with declines in the value of the measuring shares. Deferred compensation of $62,701 is included in “Other assets” on the Statement of Assets and Liabilities at December 31, 2011. The Portfolio’s obligation to make payments under the Plan is a general obligation of the Portfolio and is included in “Payable for deferred compensation to trustees” on the Statement of Assets and Liabilities at December 31, 2011.

Note 3 – Investments

The cost of purchases and proceeds from sale of long-term investments, for the year ended December 31, 2011 were as follows:

Cost of purchases	$14,627,285
Proceeds from sales	15,610,332

18	CALAMOS GROWTH AND INCOME PORTFOLIO ANNUAL REPORT

Notes to Financial Statements

The following information is presented on a federal income tax basis as of December 31, 2011. Differences between the cost basis under U.S. generally accepted accounting principles and federal income tax purposes are primarily due to temporary differences.

The cost basis of investments for federal income tax purposes at December 31, 2011 was as follows:

Cost basis of investments	$23,069,289

Gross unrealized appreciation	2,815,024
Gross unrealized depreciation	(833,701)

Net unrealized appreciation (depreciation)	$1,981,323

Note 4 – Income Taxes

For the year ended December 31, 2011, the Portfolio recorded the following permanent reclassifications to reflect tax character. The results of operations and net assets were not affected by these reclassifications.

Paid-in capital	$—
Undistributed net investment income/(loss)	(64,976)
Accumulated net realized gain/(loss) on investments	64,976

Distributions were characterized for federal income tax purposes as follows:

	YEAR ENDED DECEMBER 31, 2011	YEAR ENDED DECEMBER 31, 2010
Distributions paid from:
Ordinary income	$400,007	$500,019

As of December 31, 2011, the components of accumulated earnings/(loss) on a tax basis were as follows:

Undistributed ordinary income	$50,759
Undistributed capital gains	—

Total undistributed earnings	50,759
Accumulated capital and other losses	(386,686)
Net unrealized gains/(losses)	2,056,662

Total accumulated earnings/(losses)	1,720,735
Other	(84,419)
Paid-in capital	23,468,928

Net assets	$25,105,244

As of December 31, 2011, the Portfolio had capital loss carryforwards which, if not used, will expire as follows:

2017	$(96,258)
2018	(290,428)

Note 5 – Derivative Instruments

Foreign Currency Risk.  The Portfolio may engage in portfolio hedging with respect to changes in currency exchange rates by entering into forward foreign currency contracts to purchase or sell currencies. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Risks associated with such contracts include, among other things, movement in the value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform. The net unrealized gain, if any, represents the credit risk to the Portfolio on a forward foreign currency contract. The contracts are valued daily at forward foreign exchange rates and an unrealized gain or loss is recorded. The Portfolio realizes a gain or loss when a position is closed or upon settlement of the contracts.

Equity Risk.  The Portfolio may engage in option transactions and in doing so achieves the similar objectives to what it would achieve through the sale or purchase of individual securities. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller of the option the obligation to sell, the underlying security, index or other instrument at the exercise price.

www.calamos.com	19

Notes to Financial Statements

A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the seller the obligation to buy, the underlying security, index, or other instrument at the exercise price.

To seek to offset some of the risk of a potential decline in value of certain long positions, the Portfolio may also purchase put options on individual securities, broad-based securities indexes or certain exchange traded funds (“ETFs”). The Portfolio may also seek to generate income from option premiums by writing (selling) options on a portion of the equity securities (including securities that are convertible into equity securities) in the Portfolio, on broad-based securities indexes, or certain ETFs.

When the Portfolio purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Portfolio writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Portfolio realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost basis of the purchase. The difference between the premium and the amount received or paid on a closing purchase or sale transaction is also treated as a realized gain or loss. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid. Gain or loss on written options and purchased options is presented separately on the Statement of Operations as net realized gain or loss on written options and net realized gain or loss on purchased options, respectively.

As of December 31, 2011, the Portfolio had outstanding purchased options and/or written options as listed on the Schedule of Investments. For the period ended December 31, 2011, the Portfolio had the following transactions in options written:

	NUMBER OF CONTRACTS	PREMIUMS RECEIVED
Options outstanding at December 31, 2010	—	$—
Options written	144	54,265
Options closed	(18)	(4,454)
Options exercised	—	—
Options expired	—	—

Options outstanding at December 31, 2011	126	$49,811

Below are the types of derivatives in the Portfolio by gross value as of December 31, 2011:

	ASSETS		LIABILITIES
DERIVATIVE TYPE	STATEMENT OF ASSETS & LIABILITIES LOCATION	VALUE	STATEMENT OF ASSETS & LIABILITIES LOCATION	VALUE

Forward Foreign Currency contracts	Unrealized appreciation on forward foreign currency contracts	$46,791	Unrealized depreciation on forward foreign currency contracts	$6,103
Equity: Purchased Options	Investments in securities	126,649
Equity: Written Options			Options written	13,908

Volume of Derivative Activity for the Twelve Months Ended December 31, 2011*

DERIVATIVE TYPE	VOLUME
Equity:
Purchased Options	299
Written Options	144
Forward Foreign Currency Contracts	$10,589,939

*	Activity during the period is measured by opened number of contracts for options purchased or written and opened foreign currency contracts with foreign currency exposure measured in U.S. dollar notional.

Note 6 – Synthetic Convertible Securities

The Portfolio may establish a “synthetic” convertible instrument by combining separate securities that possess the economic characteristics similar to a convertible security, i.e., fixed-income securities (“fixed-income component”), which may be a convertible or non-convertible security and the right to acquire equity securities (“convertible component”). The fixed-income component is

20	CALAMOS GROWTH AND INCOME PORTFOLIO ANNUAL REPORT

Notes to Financial Statements

achieved by investing in fixed income securities such as bonds, preferred stocks, and money market instruments. The convertible component is achieved by investing in warrants or purchased options to buy common stock at a certain exercise price, or options on a stock index. In establishing a synthetic instrument, the Portfolio may pool a basket of fixed-income securities and a basket of warrants or purchased options that produce the economic characteristics similar to a convertible security. Within each basket of fixed-income securities and warrants or options, different companies may issue the fixed-income and convertible components, which may be purchased separately and at different times.

The Portfolio may also purchase synthetic securities created by other parties, typically investment banks, including convertible structured notes. Convertible structured notes are fixed-income debentures linked to equity. Convertible structured notes have the attributes of a convertible security; however, the investment bank that issued the convertible note assumes the credit risk associated with the investment, rather than the issuer of the underlying common stock into which the note is convertible. Purchasing synthetic convertible securities may offer more flexibility than purchasing a convertible security.

Note 7 – Fair Value Measurements

Various inputs are used to determine the value of the Portfolio’s investments. These inputs are categorized into three broad levels as follows:

•	Level 1 – Prices are determined using inputs from unadjusted quoted prices from active markets (including securities actively traded on a securities exchange) for identical assets.

•

Level 2 – Prices are determined using significant observable market inputs other than unadjusted quoted prices, including quoted prices of similar securities, fair value adjustments to quoted foreign securities, interest rates, credit risk, prepayment speeds, and other relevant data.

•

Level 3 – Prices reflect unobservable market inputs (including the Portfolio’s own judgments about assumptions market participants would use in determining fair value) when observable inputs are unavailable.

Debt securities are valued based upon evaluated prices received from an independent pricing service or from a dealer or broker who makes markets in such securities. Pricing services utilize various observable market data and as such, debt securities are generally categorized as Level 2. The levels are not necessarily an indication of the risk or liquidity of the Portfolio’s investments. Transfers between the levels for investment securities or other financial instruments are measured at the end of the reporting period and no transfers between levels occurred during the period.

The following is a summary of the inputs used in valuing the Portfolio’s holdings at fair value:

	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Convertible Bonds	$—	$8,541,560	$—	$8,541,560
Synthetic Convertible Securities (Sovereign Bonds)		2,491,333		2,491,333
Synthetic Convertible Securities (Purchased Options)	126,649			126,649
Convertible Preferred Stocks	803,075	640,312		1,443,387
Common Stocks	11,207,645	525,144		11,732,789
Short Term Investment	714,894			714,894
Forward Foreign Currency Contracts		46,791		46,791

Total	$12,852,263	$12,245,140	$—	$25,097,403

Liabilities:
Written Options	$13,908	$—	$—	$13,908
Forward Foreign Currency Contracts		6,103		6,103

Total	$13,908	$6,103	$—	$20,011

www.calamos.com	21

Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	Year Ended December 31,
	2011	2010	2009	2008	2007
Net asset value, beginning of period	$13.88	$12.69	$9.37	$14.32	$14.39

Income from investment operations:
Net investment income (loss)	0.18 (a)	0.21 (a)	0.26 (a)	0.18 (a)	0.13

Net realized and unrealized gain (loss)	(0.44)	1.23	3.36	(4.60)	1.14

Total from investment operations	(0.26)	1.44	3.62	(4.42)	1.27

Distributions:
Dividends from net investment income	(0.21)	(0.25)	(0.30)	(0.13)	(0.20)

Dividends from net realized gains	—	—	—	(0.40)	(1.14)

Total distributions	(0.21)	(0.25)	(0.30)	(0.53)	(1.34)

Net asset value, end of period	$13.41	$13.88	$12.69	$9.37	$14.32

Ratios and supplemental data:
Total return(b)	(1.87% )	11.59%	39.42%	(31.74% )	8.87%

Net assets, end of period (000)	$25,105	$26,574	$25,868	$21,035	$36,697

Ratios of net expenses to average net assets	1.41%	1.43%	1.30%	1.18%	1.16%

Ratios of gross expenses to average net assets prior to expense reductions	1.41%	1.43%	1.30%	1.19%	1.17%

Ratios of net investment income (loss) to average net assets	1.27%	1.62%	2.46%	1.53%	0.90%

Portfolio turnover rate	55.9%	55.1%	67.0%	85.2%	76.8%

(a)	Net investment income allocated based on average shares method.

(b)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions.

22	CALAMOS GROWTH AND INCOME PORTFOLIO ANNUAL REPORT

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Calamos Advisors Trust

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Calamos Advisors Trust (the “Trust”), which is comprised solely of the Calamos Growth and Income Portfolio (the “Portfolio”), as of December 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the Portfolio’s custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Chicago, Illinois

February 6, 2012

www.calamos.com	23

Tax Information (Unaudited)

We are providing this information as required by the Internal Revenue Code (Code). The amounts shown may differ from those elsewhere in this report due to differences between tax and financial reporting requirements. In January 2012, shareholders received Form 1099-DIV which included their share of qualified dividends and capital gains distributed during the calendar year 2011. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

Under Section 854(b)(2) of the Code, the Portfolio hereby designates $229,172, or the maximum amount allowable under the Code, as qualified dividends for the fiscal year ended December 31, 2011.

Under Section 854(b)(2) of the Code, the Portfolio hereby designates 53.97% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 2011.

24	CALAMOS GROWTH AND INCOME PORTFOLIO ANNUAL REPORT

Trustees & Officers    (Unaudited)

The management of the Trust, including general supervision of the duties performed for each Fund under the investment management agreement between the Trust and Calamos Advisors, is the responsibility of its board of trustees. Each trustee elected will hold office for the lifetime of the Trust or until such trustee’s earlier resignation, death or removal; however, each trustee who is not an interested person of the Trust shall retire as a trustee at the end of the calendar year in which the trustee attains the age of 72 years.

The following table sets forth each trustee’s name, age at December 31, 2011, position(s) with the Trust, number of portfolios in the Calamos Fund Complex overseen, principal occupation(s) during the past five years and other directorships held, and date first elected or appointed. Each trustee oversees each Fund of the Trust.

NAME AND AGE	POSITIONS(S) WITH TRUST	PORTFOLIOS IN FUND COMPLEX^ OVERSEEN	PRINCIPAL OCCUPATION(S) AND OTHER DIRECTORSHIPS
Trustees who are interested persons of the Trust:

John P. Calamos, Sr., 71*	Trustee and President (since 1988)	19	Chairman, CEO, and Co-Chief Investment Officer, Calamos Asset Management, Inc. (“CAM”), Calamos Holdings LLC (“CHLLC”) and Calamos Advisors LLC and its predecessor (“Calamos Advisors”), and President and Co-Chief Investment Officer, Calamos Financial Services LLC and its predecessor (“CFS”); Director, CAM

Trustees who are not interested persons of the Trust:

Weston W. Marsh, 61	Trustee (since 2002)	19	Of Counsel and, until December 31, 2005, Partner, Freeborn & Peters LLP (law firm)

John E. Neal, 61	Trustee (since 2001)	19	Private investor; Director, Equity Residential (publicly-owned REIT) and Creation Investments (private international microfinance company); Partner, Linden LLC (health care private equity)

William R. Rybak, 60	Trustee (since 2002)	19	Private investor; Director, Christian Brothers Investment Services, Inc. (since February 2010); formerly, Executive Vice President and Chief Financial Officer, Van Kampen Investments, Inc. and subsidiaries (investment manager); Trustee, JNL Series Trust, JNL Investors Series Trust and JNL Variable Fund LLC**
Stephen B. Timbers, 67	Trustee (since 2004) and Lead Independent Trustee (since 2005)	19	Private investor

David D. Tripple, 67	Trustee (since 2006)	19	Private investor; Trustee, Century Growth Opportunities Fund (since 2010), Century Shares Trust and Century Small Cap Select Fund (since January 2004)***

*	Mr. Calamos is an “interested person” of the Trust as defined in the 1940 Act because he is an officer of the Trust and an affiliate of Calamos Advisors and CFS. Mr. Calamos is the uncle of Nick P. Calamos, Vice President of the Trust.

**	Overseeing 104 portfolios in fund complex.

***	Overseeing three portfolios in fund complex.

^	The Fund Complex consists of CALAMOS Investment Trust, CALAMOS Advisors Trust, CALAMOS Convertible Opportunities and Income Fund, CALAMOS Convertible and High Income Fund, CALAMOS Strategic Total Return Fund, CALAMOS Global Total Return Fund and CALAMOS Global Dynamic Income Fund.

The address of each trustee is 2020 Calamos Court, Naperville, Illinois 60563.

www.calamos.com	25

Trustees & Officers    (Unaudited)

Officers.  The preceding table gives information about John P. Calamos, Sr., who is president of the Trust. The following table sets forth each other officer’s name, age at December 31, 2011, position with the Trust and date first appointed to that position, and principal occupation(s) during the past five years. Each officer serves until his or her successor is chosen and qualified or until his or her resignation or removal by the board of trustees.

NAME AND AGE	POSITION(S) WITH TRUST	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
Nimish S. Bhatt, 48	Vice President and Chief Financial Officer (since 2007)	Senior Vice President (since 2004), Chief Financial Officer (since May 2011), Director of Operations, CAM, CHLLC, Calamos Advisors and CFS (since 2004)

James J. Boyne, 45	Vice President (since 2008) and Assistant Secretary (since 2010)	President of Distribution and Operations, CAM, Calamos Advisors and CFS (since 2009); prior thereto, Senior Vice President, General Counsel and Secretary, Calamos Advisors (since 2008); Chief Operating Officer – Distribution, CFS (since 2008); prior thereto, Chief Operating Officer, General Counsel and Executive Managing Director of McDonnell Investment Management, LLC (2001-2008)

Nick P. Calamos, 50	Vice President (since 1992)	President of Investments and Co-Chief Investment Officer, CAM, CHLLC, Calamos Advisors and CFS

J. Christopher Jackson, 60	Vice President and Secretary (since 2010)	Senior Vice President, General Counsel and Secretary, CAM, CHLLC, Calamos Advisors and CFS (since 2010); Director, U.S. Head of Retail Legal and Co-Global Head of Retail Legal of Deutsche Bank AG (2006-2010); prior thereto, Director, Senior Vice President, General Counsel and Assistant Secretary of Hansberger Global Investors, Inc. (1996-2006)

Mark J. Mickey, 60	Chief Compliance Officer (since 2005)	Chief Compliance Officer, Calamos Funds (since 2005) and Chief Compliance Officer, Calamos Advisors (2005-2006)

The address of each officer is 2020 Calamos Court, Naperville, Illinois 60563.

26	CALAMOS GROWTH AND INCOME PORTFOLIO ANNUAL REPORT

A description of the Calamos Proxy Voting Policies and Procedures is available free of charge upon request by calling 800.582.6959, by visiting the Calamos website at www.calamos.com, by writing Calamos at: Calamos Advisors LLC, Attn: Client Services, 2020 Calamos Court, Naperville, IL 60563. The Portfolio’s proxy voting record for the twelve month period ended June 30, 2011, is also available free of charge upon request by calling or writing Calamos Advisors LLC and by visiting the SEC website at http://www.sec.gov. The Portfolio files a complete list of its portfolio holdings with the SEC for the first and third quarters each fiscal year on Form N-Q. The Form N-Q is available free of charge, upon request, by calling or writing Calamos Advisors LLC or by visiting the SEC website. You may also review or, for a fee, copy the form at the SEC’s Public Reference Room in Washington, D.C. 1.800.SEC.0330.

CALAMOS ADVISORS TRUST

This report, including the audited financial statements contained herein, is submitted for general information for the contract owners of the Portfolio. The report is not authorized for distribution to prospective investors in the Portfolio unless it is accompanied by a currently effective prospectus of the Portfolio, and, after March 31, 2012, updated performance data for the most recently completed calendar quarter.

2020 Calamos Court

Naperville, IL 60563-2787

800.582.6959

www.calamos.com

© 2012 Calamos Holdings LLC. All Rights Reserved.

Calamos®, Calamos Investments®, Investment strategies

for your serious money™ and the Calamos® logo are

registered trademarks of Calamos Holdings LLC.

KCLSAN 2146 2012

ITEM 2. CODE OF ETHICS.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or person performing similar functions.

(b) No response required.

(c) The registrant has not amended its Code of Ethics as it relates to any element of the code of ethics definition enumerated in paragraph(b) of this Item 2 during the period covered by this report.

(d) The registrant has not granted a waiver or an implicit waiver from its Code of Ethics during the period covered by this report.

(e) Not applicable.

(f) (1) The registrant’s Code of Ethics is attached as an Exhibit hereto.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Trustees has determined that, for the period covered by the shareholder report presented in Item 1 hereto, it has four audit committee financial experts serving on its audit committee, each of whom is an independent Trustee for purpose of this N-CSR item: John E. Neal, William R. Rybak, Stephen B. Timbers and David D. Tripple. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert pursuant to this Item. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations and liabilities imposed on such person as a member of audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert pursuant to this Item does not affect the duties, obligations, or liabilities of any other member of the audit committee or board of directors.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Fiscal Years Ended	12/31/2010	12/31/2011
Audit Fees(a)	$30,600	$30,600
Audit-Related Fees(b)	$26,000	$26,000
Tax Fees(c)	$4,400	$—
All Other Fees(d)	$—	$—

Total	$61,000	$56,600

(a)	Audit fees are the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant to the registrant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.
(b)	Audit-related fees are the aggregate fees billed in each of the last two fiscal years for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item 4.

(c)	Tax fees are the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.
(d)	All other fees are the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant, other than the services reported in paragraph (a)-(c) of this Item 4.
(e)	(1) Registrant’s audit committee meets with the principal accountants and management to review and pre-approve all audit services to be provided by the principal accountants.

The audit committee shall pre-approve all non-audit services to be provided by the principal accountants to the registrant, including the fees and other compensation to be paid to the principal accountants; provided that the pre-approval of non-audit services is waived if (i) the services were not recognized by management at the time of the engagement as non-audit services,(ii) the aggregate fees for all non-audit services provided to the registrant are less than 5% of the total fees paid by the registrant to its principal accountants during the fiscal year in which the non-audit services are provided, and (iii) such services are promptly brought to the attention of the audit committee by management and the audit committee approves them prior to the completion of the audit.

The audit committee shall pre-approve all non-audit services to be provided by the principal accountants to the investment adviser or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant if the engagement relates directly to the operations or financial reporting of the registrant, including the fees and other compensation to be paid to the principal accountants; provided that pre-approval of non-audit services to the adviser or an affiliate of the adviser is not required if (i) the services were not recognized by management at the time of the engagement as non-audit services, (ii) the aggregate fees for all non-audit services provided to the adviser and all entities controlling, controlled by or under common control with the adviser are less than 5% of the total fees for non-audit services requiring pre-approval under paragraph (e)(1)of this Item 4 paid by the registrant, the adviser or its affiliates to the registrant’s principal accountants during the fiscal year in which the non-audit services are provided, and (iii) such services are promptly brought to the attention of the audit committee by management and the audit committee approves them prior to the completion of the audit.

(e) (2) No percentage of the principal accountant’s fees or services described in each of paragraphs (b)–(d) of this Item were approved pursuant to the waiver provision paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The following table presents the aggregate non-audit fees billed in each of the last two fiscal years for services rendered by the principal accountant to the registrant and the aggregate non-audit fees billed in each of the last two fiscal years for services rendered by the principal accountant to the investment advisor or any entity controlling, controlled by or under common control of the adviser.

Fiscal Years Ended	12/31/2010	12/31/2011
Registrant	$4,400	$—
Investment Adviser	$—	$—

(h)	No disclosures are required by this Item 4(h).

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS

Included in the Report to Shareholders in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

No material changes.

ITEM 11. CONTROLS AND PROCEDURES.

a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

b) There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics

(a)(2)(i) Certification of Principal Executive Officer.

(a)(2)(ii) Certification of Principal Financial Officer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Calamos Advisors Trust

By:	/s/ John P. Calamos, Sr.
Name:	John P. Calamos, Sr.
Title:	Principal Executive Officer
Date:	February 6, 2012

By:	/s/ Nimish S. Bhatt
Name:	Nimish S. Bhatt
Title:	Principal Financial Officer
Date:	February 6, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Calamos Advisors Trust

By:	/s/ John P. Calamos, Sr.
Name:	John P. Calamos, Sr.
Title:	Principal Executive Officer
Date:	February 6, 2012

By:	/s/ Nimish S. Bhatt
Name:	Nimish S. Bhatt
Title:	Principal Financial Officer
Date:	February 6, 2012